CHENIERE ENERGY, INC. CORPORATE PRESENTATION January 2016

Forward Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included or incorporated by reference herein are “forward-looking statements.” Included among “forward- looking statements” are, among other things:  statements regarding the ability of Cheniere Energy Partners, L.P. to pay distributions to its unitholders or Cheniere Energy Partners LP Holdings, LLC to pay dividends to its shareholders;  statements regarding Cheniere Energy Inc.’s, Cheniere Energy Partners LP Holdings, LLC’s or Cheniere Energy Partners, L.P.’s expected receipt of cash distributions from their respective subsidiaries;  statements that Cheniere Energy Partners, L.P. expects to commence or complete construction of its proposed liquefied natural gas (“LNG”) terminals, liquefaction facilities, pipeline facilities or other projects, or any expansions thereof, by certain dates or at all;  statements that Cheniere Energy, Inc. expects to commence or complete construction of its proposed LNG terminals, liquefaction facilities, pipeline facilities or other projects by certain dates or at all;  statements regarding future levels of domestic and international natural gas production, supply or consumption or future levels of LNG imports into or exports from North America and other countries worldwide, or purchases of natural gas, regardless of the source of such information, or the transportation or other infrastructure, or demand for and prices related to natural gas, LNG or other hydrocarbon products;  statements regarding any financing transactions or arrangements, or ability to enter into such transactions;  statements relating to the construction of our proposed liquefaction facilities and natural gas liquefaction trains (“Trains”) and the construction of the Corpus Christi Pipeline, including statements concerning the engagement of any engineering, procurement and construction ("EPC") contractor or other contractor and the anticipated terms and provisions of any agreement with any EPC or other contractor, and anticipated costs related thereto;  statements regarding any agreement to be entered into or performed substantially in the future, including any revenues anticipated to be received and the anticipated timing thereof, and statements regarding the amounts of total LNG regasification, liquefaction or storage capacities that are, or may become, subject to contracts;  statements regarding counterparties to our commercial contracts, construction contracts and other contracts;  statements regarding our planned development and construction of additional Trains, including the financing of such Trains;  statements that our Trains, when completed, will have certain characteristics, including amounts of liquefaction capacities;  statements regarding our business strategy, our strengths, our business and operation plans or any other plans, forecasts, projections or objectives, including anticipated revenues, capital expenditures, maintenance and operating costs, EBITDA, project EBITDA, project cash flow, distributable cash flow, deconsolidated cash flow, pre-tax cash flow and pre-tax cash flow per share, any or all of which are subject to change;  statements regarding projections of revenues, expenses, earnings or losses, working capital or other financial items;  statements regarding legislative, governmental, regulatory, administrative or other public body actions, approvals, requirements, permits, applications, filings, investigations, proceedings or decisions;  statements regarding our anticipated LNG and natural gas marketing activities; and  any other statements that relate to non-historical or future information. These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “contemplate,” “develop,” “estimate,” “example,” “expect,” “forecast,” “goals,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” “strategy,” “target,” and similar terms and phrases, or by use of future tense. Although we believe that the expectations reflected in these forward- looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc., Cheniere Energy Partners, L.P. and Cheniere Energy Partners LP Holdings, LLC Annual Reports on Form 10-K filed with the SEC on February 20, 2015, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors.” These forward-looking statements are made as of the date of this presentation, and other than as required under the securities laws, we undertake no obligation to publicly update or revise any forward-looking statements. 2

Cheniere LNG Platform Underway

31.5 mtpa
currently under construction

7 trains, design capacity of 4.5 mtpa each

~87%
LNG volumes contracted

20-year contracts with fixed fees, no price reopeners, and parent as counterparty or guarantor

Cash flows from fixed fees -
not tied to commodity prices

Long term SPAs support debt service coverage

~$30B
capital spend

Significant investment in U.S. infrastructure

~$4.3B

annual fixed fees

Stable cash flows underpinned by investment grade counterparties

Flexible, Scalable, Industry-leading platform

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Executing on Strategy 4  Complete construction on 7 LNG trains on an accelerated basis, on time and on budget  Transition to an operating company, first cargo expected from Sabine Pass late February/March 2016  Continue commercialization of additional LNG trains and excess LNG volumes  Seek additional growth initiatives with emphasis on accretive projects and optimization of shareholder returns

Cheniere Projected Cash Flow Build-Up With 7 Trains

($ in billions, except per share amounts)	CQP (SPL T1-5/ SPLNG/CTPL)	CCL CCL T1-2	CEI Standalone
Project EBITDA to CEI (net of minority interests)	**$1.0***	**$1.3**	**$2.3**
Plus: Management fees to CEI			**0.1**
Less: CEI G&A			**(0.3)**
CEI Standalone EBITDA			**$2.1**
Less: CCL project interest expense			**(0.5)**
Less: CEI-level interest expense			**(0.0)**
Pre-tax CEI cash flow			**$1.6**
Pre-tax CEI cash flow per share			***$5.8*** [(1)]
Pre-tax CEI cash flow per share (no CMI sales)			***$4.2*** [(1)]

- Estimates based on fixed fees underpinned by 20-year SPAs representing ~87% of capacity
- Remaining capacity estimated to be sold based on prevailing market spreads

** Represents expected cash flows from ownership in CQP and CQH, net of interest expense*
Note: See "Forward Looking Statements" Slide. For supplementary financial details, see slide 26.
Cash flow build up scenario above assumes refinancing of SPL and CCH credit facilities with non-amortizing project bonds and remaining equity requirements funded by operating cash flow and cash on hand.
Scenario which includes CMI sales assumes market spreads of ~$2.50 as of December 2015.
EBITDA, project EBITDA, pre-tax cash flow and pre-tax cash flow per share are non-GAAP measures. EBITDA is computed as earnings before interest, taxes, depreciation and amortization. We have not made any forecast of net income, which would be the most comparable financial measure under GAAP, and we are unable to reconcile differences between these forecasted non-GAAP measures and net income. Non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis.
(1) Assumes ~277 million CEI shares outstanding – assumes conversion of $1.0 billion PIK Convertible Notes due 2021 and $1.0 billion Senior Secured Convertible Notes due 2025 at $93.64/share.

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Maintenance & Operating Cost Estimates  Amounts above include all expected maintenance costs for SPL and CCL on a combined basis (operating and capex) averaged over 20 years; estimated costs are ~1.5% of the total EPC costs of the trains (industry norm)  GE covers highest risk components; turbines and compressor wear parts replaced every 6 years; SPL contract in place, CCL contract expected to be signed in 2016  GE guarantees equipment performance and provides 24/7 monitoring services  Property and equipment covered by comprehensive insurance to mitigate risk of expense due to damage, failure, natural disaster, etc.  These expense estimates have been reviewed by the Lenders’ independent engineer  Cheniere staff at SPL includes LNG industry experience of 47 professionals from 20 operating liquefaction terminals worldwide: ~600 years of liquefaction experience on site 6 Maintenance Buildup for SPL (T1-5) and CCL (T1-2) Combined ($ in mm, includes escalation averaged over 20 years) Estimated Annualized Amount (Cash basis) Ongoing labor expense $ 40 GE contract(1) and other general maintenance contracts 150 Spare parts 30 Other vendor contracts / maintenance support 20 Capital maintenance budget 30 Total estimated annualized cash costs $270 Total as % of EPC capital costs ~1.5% (1) Estimate includes base cost, performance incentives, and escalation to 2020.

Cheniere Summary Organization 7 Cheniere Energy, Inc. (NYSE MKT: LNG) Sabine Pass LNG, L.P. (“SPLNG”) Sabine Pass Liquefaction, LLC (“SPL”) Cheniere Energy Partners, L.P. (NYSE MKT: CQP) Cheniere Creole Trail Pipeline, L.P. (“CTPL”) Corpus Christi Liquefaction, LLC (“CCL”) Cheniere Marketing, LLC (“CMI”) Cheniere Energy Partners GP, LLC 100% Interest 100% Interest 100% Interest 100% Interest Note: This organizational chart is provided for illustrative purposes only, is not and does not purport to be a complete organizational chart of Cheniere. (1) Blackstone’s reported ownership interest is based solely on ownership of Class B units. As Class B units accrete Blackstone will increase its ownership percentage, and the public and CQH will have reduced ownership percentages. • Liquefaction facilities • 9 mtpa under construction • 4.5 mtpa under development • 10.1 Bcf of storage • 2 berths • Regasification facilities • 4.0 Bcf/d of capacity • 17.0 Bcf of storage • 2 berths • Liquefaction facilities • 22.5 mtpa under construction • 4.5 mtpa under development Cheniere Energy Partners LP Holdings, LLC (NYSE MKT: CQH) • 1.5 Bcf/d capacity for SPL • Provides gas supply for SPL 80.1% Interest 55.9% Interest (1) 2.0% Interest & Incentive Dist. Rights • Int’l LNG marketing • SPAs with SPL and CCL • LNG vessel charters Other Project Developments 100% Interest  Blackstone (BX) 29.0% (1)  Public 13.1% (1) Public 19.9%

Cheniere’s Key Businesses LNG Platform  Developing/constructing LNG terminals located along Gulf of Mexico  7 Trains, 31.5 mtpa under construction; 2 Trains, 9.0 mtpa permitted, ready for commercialization  Scalable platform  SPL T1-5 and CCL T1-2 underpinned by long-term contracts with investment grade counterparties or parent guarantor Gas Procurement  Providing feedstock for LNG production  Redundant pipeline capacity ensures reliable gas deliverability  Upstream pipeline capacity provides access to diverse supply sources Cheniere Marketing  LNG sales provided to customers on a short, mid, and long-term basis  Up to 9 mtpa LNG volumes expected from SPL T1-6 and CCL T1-3  LNG offered DES or FOB, tied to indices such as Henry Hub, TTF and NBP  LNG vessels chartered for DES sales 8 Unmatched scale and first-mover advantage provide industry-leading platform for further asset integration

Cheniere LNG Platform Along Gulf Coast 9 Sabine Pass Liquefaction Project  6 train development – 27 mtpa (~3.8 Bcf/d in export capacity)  Trains 1-5 are under construction  First LNG cargo expected late February/March 2016 Corpus Christi LNG Terminal  5 train development – 22.5 mtpa (~3.2 Bcf/d in export capacity)  Trains 1-2 are under construction  First LNG expected in late 2018

Aerial View of SPL Construction – December 2015 10 Train 1 Train 3 Train 4 Train 2 Train 5 Train 6 Under Development Propane Condenser Area Air Coolers T1 Methane Cold Box T1 Ethylene Cold Box T5 Soil Stabilization T1-2 Gas Meter T3-4 Gas Meter

Aerial View of CCL Construction – December 2015 11 Train 1 T1 Foundation Train 2 Tank A Tank C Train 3 Under Development Tank B Under Development

Cheniere LNG Projects: Attractive Features  Cheniere LNG SPAs: LNG price tied to Henry Hub, offer destination flexibility, upstream gas procurement services, no lifting requirements  SPAs with investment grade off-takers featuring parent as counterparty or guarantor & pricing with HH + fixed fee (no price reopeners)  EPC contractor: proven track record of execution; proven liquefaction technology 12 PT Pertamina (Persero) Endesa S.A. Iberdrola S.A. Gas Natural Fenosa Woodside Energy Trading Électricité de France EDP Energias de Portugal S.A. BG Gulf Coast LNG Gas Natural Fenosa GAIL (India) Limited Korea Gas Corporation Total Gas & Power N.A. Centrica plc Corpus Christi Customers Sabine Pass Customers

Forecast Cheniere LNG Portfolio Summary 13 (in MTPA) (1) Includes ~0.7 mtpa contract with CMI for Central El Campesino in Chile.  Trains under construction underpinned by long term SPAs  Continuing commercialization of additional trains; FID expected upon, among other things, obtaining sufficient long term SPAs to underpin financing required and obtaining financing (permits already obtained) (in MTPA) SPL Trains 1-5 CCL Trains 1-2 Total SPL Train 6 CCL Train 3 Total Design Capacity 22.5 9.0 31.5 4.5 4.5 40.5 Under Construction 22.5 9.0 31.5 - - 31.5 LT SPAs sold to date (% sold) 19.8 (~88% sold) 7.7 (~86% sold) 27.4 (~87% sold) - 1.5 (1) 28.8 Excess Volumes/CMI 2.7 1.3 4.1 TBD TBD TBD

CEI Standalone EBITDA Forecast with Additional Trains

Illustrative cash flow build-up *($ in billions)*

	Run-rate scenarios		
	7 trains	**8 trains**	**9 trains**
SPL T1-5/6 and SPLNG via GP/IDR and CQH	$1.0*	$1.0*	$1.3*
Management fees	$0.1	$0.1	$0.1
CCL T1-2/3	$1.3	$2.0	$2.0
CMI profit share	-	-	-
Total	$2.4	$3.1	$3.3
Less CEI G&A	($0.3)	($0.3)	($0.3)
CEI Standalone EBITDA	**$2.1**	**$2.8**	**$3.0**

- Estimated EBITDA for CEI standalone based on addition of Train 8 (Corpus Christi Train 3) and Train 9 (Sabine Pass Train 6)

* *Represents expected cash flows from ownership in CQP and CQH, net of interest expense.*

Note: See "Forward Looking Statements" Slide. For supplementary financial details, see slide 26
Cash flow build up scenario above assumes refinancing of SPL and CCH credit facilities with non-amortizing project bonds and remaining equity requirements funded by operating cash flow and cash on hand.
Scenario assumes full utilization of capacity available and excess volumes sold by CMI at prevailing market spreads of ~$2.50/mmbtu as of December 2015.
8 train case assumes additional ~2.1MTPA of 20-year SPAs at $3.50/mmbtu on CCL Train 3; 9 train case assumes 1.5MTPA of 20-year SPAs at $3.50/mmbtu on SPL Train 6.
EBITDA is a non-GAAP measure. EBITDA is computed as earnings before interest, taxes, depreciation and amortization. We have not made any forecast of net income, which would be the most comparable financial measure under GAAP, and we are unable to reconcile differences between forecasted EBITDA and net income. Non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis.

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Gas Procurement: Sabine Pass Terminal

- Securing feedstock for LNG production with balanced portfolio approach
  - To date, have entered into term gas supply contracts with producers under 1-7 year contracts aggregating approximately 2 Tcf.
  - Supply contracts cover ~50% of the required daily load for Trains 1-4 at Sabine Pass
  - Pricing averages HH - $0.10 discount
- Redundant pipeline capacity helps ensure reliable gas deliverability
  - Secured firm pipeline transportation capacity of approximately ~4.2 Bcf/d of deliverability into Sabine Pass, or ~160% of the total load for Trains 1-4
- Upstream pipeline capacity provides access to diverse supply sources
  - High degree of visibility into our ability to consistently deliver gas to Sabine Pass on a variable basis at Henry Hub flat



SPL contracting direct pipeline transport capacity
Creole Trail P/L: 1.5 Bcf/d ✓
Natural Gas P/L: 0.5 Bcf/d ✓
Transco P/L: 1.2 Bcf/d ✓
Kinder Morgan LA P/L: expect over 1 Bcf/d
SPL contracting pipeline capacity upstream of the facility
Contracting with producers and marketers for natural gas
Marcellus / Utica
Woodford
Fayetteville
Granite Wash
Permian Basin
Barnett
Haynesville
Eagle Ford
Sabine Pass
Shale Plays
Basins
Transco
Tetco
ANR
Trunkline
NGPL
Tennessee Gas
Columbia Gulf
Rockies Express
Texas Gas

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Gas Procurement: Corpus Christi Terminal 16 Shale Plays Basins NGPL Tennessee Gas HPL KM Tejas Oasis Enterprise Permian Basin Barnett Granite Wash Eagle Ford Haynesville Marcellus / Utica Corpus Christi Woodford  CCL contracted long-term direct and upstream pipeline transport capacity for Trains 1 and 2 – Tennessee P/L: 0.3 Bcf/d  – KM Tejas P/L: 0.25 Bcf/d  – NGPL P/L: 0.385 Bcf/d  – Transco P/L: 0.4 Bcf/d   Negotiating with producers for term gas supply

Cheniere Marketing

Platform for LNG sales - short, mid, long-term sales, FOB or DES basis

- Scale for up to 9 mtpa including LNG purchases from Cheniere terminals and other places
- SPAs with SPL and CCL for all LNG volumes not sold to 3rd parties
- ~560 million MMBtu sold to date to investment-grade counterparties, 1-5 yr. terms, prices linked to HH or European indices such as TTF, NBP
  - ~150 million MMBtu at HH + fixed fee
  - ~410 million MMBtu into Europe
- Chartered LNG vessels for DES sales
- Developing complementary, high-value markets through small-scale asset investments
- Professional staff based in London, Houston, Washington, Santiago, and Singapore



London, U.K.
Washington, D.C.
Houston, TX
Singapore
Santiago, Chile

Chartered LNG Vessels



SPA with SPL



SPAs with CCL



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LNG Market Prices Profitable for Cheniere  As shown in sensitivity table above, Cheniere can profitably sell LNG into key demand centers even in periods of lower market prices  If LNG prices remain at lower levels, we would expect global LNG demand to increase, thus signaling the need for more liquefaction projects  Cheniere positioned as a low-cost supplier 18 Cheniere can profitably sell LNG given lower prices Market price sensitivity Europe LNG Sale Price ($/MMBtu) $5.00 $6.00 $7.00 $8.00 Implied margin $1.00 $2.00 $3.00 $4.00 Asia LNG Sale Price ($/MMBtu) $7.00 $8.00 $9.00 $10.00 Implied margin $2.00 $3.00 $4.00 $5.00 Assumes Henry Hub price of $3.00/MMBtu, shipping cost to Europe of $0.50/MMBtu and shipping cost to Asia of $1.50/MMBtu.

Growth Projects

Leverage core competencies – platform for future growth projects

- ~$6B in near term major growth projects focused on expansions of liquefaction capacity

Growth Project	Estimated Unlevered Costs
Corpus Christi Train 3	~$3B(1)
Sabine Pass Train 6	~$2.5B
Total Growth Projects ready for commercialization	*~$5.5B*
Estimated Combined Unlevered cost per ton	*~$610*

- Assessing additional project opportunities to drive future growth
  - Permitting process initiated for Corpus Christi Trains 4 & 5
  - Domestic gas pipeline infrastructure opportunities
  - International infrastructure investments for projects where Cheniere would be the LNG supplier

(1) Based on current EPC contract.

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20 22 19 23 2015 2020 2025 2015 2020 2025 6 10 17 2015 2020 2025 2015 2020 2025 Americas Asia Middle East/N. Africa 184 260 305 31 78 92 Europe Source: Wood Mackenzie Q3 2015 LNG Tool (1) Assumes 85% utilization of nameplate capacity Projected Global LNG Demand by 2025 Demand expected to increase 193 mtpa to 436 mtpa by 2025, a 6% CAGR Average of 23 mtpa new liquefaction capacity needed each year(1)

2014 Global LNG Liquefaction Capacity: ~37 Bcf/d 21 United States 77 mtpa 68 mtpa Qatar Source: Wood Mackenzie Q3 2015, Cheniere research 2014 2025 2014 2025 2014 2025 MEG MEG Rest of World Includes Existing and Under Construction Projects 2014: 171 mtpa 2025: 189 mtpa AB 2014 2025 AB AP AP 1.4 mtpa 26 mtpa 81 mtpa Australia Cheniere Sabine Pass T1-6 Corpus Christi T1-5 2025 64 mtpa under const. 31.5 mtpa under const. 94 mtpa ~50 mtpa U.S. to Be One of Top Three LNG Suppliers Projected Liquefaction Capacity

22  The U.S. is one of the lowest cost natural gas providers in the world  U.S. liquefaction project costs are also significantly lower due to less project development needed  Breakeven LNG price for Cheniere LNG export facilities is one of the lowest compared to other proposed LNG projects Cheniere Competitive Advantage: Low Cost Estimated breakeven LNG pricing range, Delivered Ex-Ship to Asia Source: Cheniere Research, Wood Mackenzie, company filings and investor materials. Note: Breakeven prices derived assuming unlevered after-tax returns of 10% on all other projects over construction plus 20 years of operation at 90% utilization. Henry Hub at $3.00/MMBtu $7.50 $8.40 $8.80 $11.20 $11.80 $11.90 $8.50 $10.20 $14.70 $13.60 $13.20 $16.70 $5 $10 $15 $20 Cheniere Gulf Coast West Africa Southeast Asia East Africa Western Canada Northwest Australia LN G p ri ce s ($ /M M B tu )

In Summary  Primary focus on completing construction of 7 LNG trains on an accelerated basis, on time and on budget  2 additional trains fully permitted and ready for commercialization – Cheniere positioned to grow as low-cost provider to market with projected growing demand  Cheniere volumes remain profitable in key LNG demand centers despite broad weakness in commodity markets  Leverage core competencies to develop additional projects with emphasis on accretive projects and optimization of shareholder returns 23

CHENIERE ENERGY, INC. APPENDIX

Cheniere's Debt Summary – January 2016

($ in millions)

Cheniere Energy, Inc. (NYSE MKT: LNG)

Convertible Debt
- $1,000 PIK Convertible Notes due 2021 (4.875%)
- $625 Convertible Notes due 2045 (4.250%)

Cheniere Energy Partners LP Holdings, LLC (NYSE MKT: CQH)

CQP GP (& IDRs)

Cheniere Marketing, LLC (CMI)

Cheniere CCH Holdco II, LLC

Trains 1-2 Equity
- $1,000 Senior Secured Convertible Notes due 2025

Cheniere Energy Partners, L.P. (NYSE MKT: CQP)

Cheniere Corpus Christi Holdings, LLC (CCH)

Trains 1-2 Debt
- ~$8,400 Credit Facility due 2022[3]

Sabine Pass LNG, L.P. (SPLNG)

Sr Secured Notes
- $1,666 due 2016 (7.50%)
- $420 due 2020 (6.50%)

Total TUA (1 Bcf/d)

Chevron TUA (1 Bcf/d)

SPL TUA (2 Bcf/d)

Creole Trail Pipeline (CTPL)

$400 Term Loan due 2017 (L+325)

SPL Firm Transport (1.5 Bcf/d)

Sabine Pass Liquefaction, LLC (SPL)

Trains 1-5 Debt
- $4,600 Credit Facilities due 2020[1]
- $2,000 Notes due 2021 (5.625%)
- $1,000 Notes due 2022 (6.250%)
- $1,500 Notes due 2023 (5.625%)
- $2,000 Notes due 2024 (5.750%)
- $2,000 Notes due 2025 (5.625%)
- $1,200 Working Capital Facility due 2020[2]

BG SPA (286.5 Tbtu / yr)

Gas Natural SPA (182.5 Tbtu / yr)

KOGAS SPA (182.5 Tbtu / yr)

GAIL (182.5 Tbtu / yr)

Total (104.8 Tbtu / yr)

Centrica (91.3 Tbtu / yr)

CMI SPA

Corpus Christi Liquefaction, LLC (CCL)

Pertamina SPA (79.4 Tbtu / yr)

Endesa SPA (117.3 Tbtu / yr)

Iberdrola SPA (39.7 Tbtu / yr)

Gas Natural (78.2 Tbtu / yr)

Woodside (44.1 Tbtu / yr)

EDF (40.0 Tbtu / yr)

EDP (40.0 Tbtu / yr)

CMI SPA

(1) Includes $2,850 million term loan facility, $1,150 million Republic of Korea ("ROK") covered facility and $600 million ROK direct facility. Interest on the term loan facility is L+175 bps during construction and operation. Under the ROK credit facilities, interest includes L+175 on the direct portion and L+130 on the covered portion during construction and operation. In addition, SPL will pay 45 bps for insurance/guarantee premiums on any drawn amounts under the covered tranches. These credit facilities mature on the earlier of December 31, 2020 or the second anniversary of Train 5 completion date.

(2) Interest on the working capital facility is L+175.

(3) Interest on the term loan facility is L+225 bps during construction and L+250 bps during operation. This credit facility matures on the earlier of May 13, 2022 or the second anniversary of project completion date .

Note: This organizational chart is provided for illustrative purposes only, is not and does not purport to be a complete organizational chart of Cheniere.

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Cheniere Cash Flow Build-Up With 7 Trains

($ in billions, except for per share amounts)	CQP (SPL T1-5/SPLNG/CTPL)	Corpus Christi (CCL T1-2)	Total	CEI standalone
CEI cash flow build up (2021 estimated amounts)				
Project EBITDA / Deconsolidated for standalone	$3.0	$1.3	$4.3	**$2.3**[1]
Less: Project-level interest expense	($1.0)	($0.5)	($1.5)	($0.5)
Distributable cash flow from project	**$2.1**	**$0.8**	**$2.9**	**$1.8**
% cash flows to CEI (Adjusted for minority interests)	*49%*	*100%*		
Project cash flows to CEI *(Adjusted for minority interests)*	$1.0	$0.8		$1.8
Total project cash flows to CEI	**$1.0**	**$0.8**		**$1.8**
Plus: Management fees to CEI				$0.1[1]
Less: CEI G&A				($0.3)[1]
Less: CEI-level interest expense				($0.0)[3]
CEI cash flow				**$1.6**
CEI cash flow per share				***$5.8***
Current debt outstanding				
SPL and CCL project-level debt outstanding[2]	$13.1	$8.4	$21.5	–
SPLNG and CTPL project-level debt outstanding	$2.5	–	$2.5	–
CEI-level debt outstanding	–	–	–	$0.6[3]
Total debt outstanding	**$15.6**	**$8.4**	**$24.0**	**$0.6**

- Trains under construction financed with non-recourse project debt – SPL T1-5 (CQP) and CCL T1-2 (CEI)
- 27.4 MTPA under 20-year SPAs; excess LNG assumed sold at current market prices and shipping rates
- For scenario above, estimated tax payments of ~15% of CEI pre-tax cash flow projected to start in 2023/24

Note: See "Forward Looking Statements" slide. Cash flow build up scenario above assumes refinancing of SPL and CCH credit facilities with non-amortizing project bonds.
SPL, SPLNG, CTPL and CCL-level project debt shown above are non-recourse to CEI.
EBITDA, project EBITDA, distributable cash flow, project cash flow, deconsolidated cash flow, pre-tax cash flow and pre-tax cash flow per share are non-GAAP measures. EBITDA is computed as earnings before interest, taxes, depreciation and amortization. We have not made any forecast of net income, which would be the most comparable financial measure under GAAP, and we are unable to reconcile differences between forecasted non-GAAP measures and net income. Non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis.
(1) ~$2.3 billion of deconsolidated cash flow to CEI calculated as ~$1.0 billion of CQP distributable cash flow (net of minority interest), plus ~$1.3 billion of CCL Trains 1-2 EBITDA. CEI standalone EBITDA is estimated to be ~$2.1 billion calculated as ~$2.3 billion of deconsolidated cash flow to CEI, plus $0.1 billion of management fees, less ~$0.3 billion of CEI G&A.
(2) CCL project-level debt issued at Cheniere Corpus Christi Holdings, LLC (CCH) entity.
(3) Assumes ~277 million CEI shares outstanding for 7-train case – assumes conversion of $1.0 billion PIK Convertible Notes due 2021 and $1.0 billion Senior Secured Convertible Notes due 2025 at $93.64/share.
Source: Bloomberg, DTN ProphetX and Platts

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Conversion - Class B and Subordinated Units Class B Units:  Mandatory conversion: within 90 days of the substantial completion of Train 3  Optional conversion by a Class B unitholder may occur at any of the following times:  After 83 months from issuance of EPC notice to proceed  Prior to the record date for a quarter in which sufficient cash from operating surplus is generated to distribute $0.425 to all outstanding common units and the common units to be issued upon conversion  Thirty (30) days prior to the mandatory conversion date  Within a 30-day period prior to a significant event or a dissolution Subordinated Units:  Subordinated units will convert into common units on a one-for-one basis, provided that there are no cumulative common unit arrearages, and either of the below distribution hurdles is met:  For three consecutive, non-overlapping four-quarter periods, the distribution paid from “Adjusted Operating Surplus”(1) to all outstanding units(2) equals or exceeds $0.425 per quarter  For four consecutive quarters, the distribution paid from “Contracted Adjusted Operating Surplus”(1) to all outstanding units(2) equals or exceeds $0.638 per quarter 27 (1) As defined in CQP’s partnership agreement. (2) Includes all outstanding common units (assuming conversion of all Class B units), subordinated units and any other outstanding units that are senior or equal in right of distribution to the subordinated units.

Sabine Pass Liquefaction Project (SPL)


Existing operational facility
Under Construction Trains 1 – 5
Train 6
Artist's rendition

Design production capacity is expected to be ~4.5 mtpa per train, using ConocoPhillips' Optimized Cascade® Process

Current Facility

- ~1,000 acres in Cameron Parish, LA
- 40 ft. ship channel 3.7 miles from coast
- 2 berths; 4 dedicated tugs
- 5 LNG storage tanks (~17 Bcfe of storage)
- 5.3 Bcf/d of pipeline interconnection

Liquefaction Trains 1 – 5: Fully Contracted

- Lump Sum Turnkey EPC contracts w/ Bechtel
- T1 & T2 EPC contract price ~$4.1B
  - Overall project ~97% complete (as of 12/2015)
  - Operations estimated 2016
- T3 & T4 EPC contract price ~$3.8B
  - Overall project ~80% complete (as of 12/2015)
  - Operations estimated 2017
- T5 EPC contract price ~$2.9B
  - Construction commenced June 2015

Liquefaction Train 6

- FID upon obtaining commercial contracts and financing

Significant infrastructure in place including storage, marine and pipeline interconnection facilities; pipeline quality natural gas to be sourced from U.S. pipeline network

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SPL Estimated Cash Flows

Trains 1-5 and Trains 1-6

SPL estimated cash flows

($ in billions)	**SPL Trains 1-5**	**SPL Trains 1-6**
Long term SPAs	$2.9	$3.2
CMI SPA payment[1]	$0.4	$0.9
Commodity payments, net[2]	$0.3	$0.4
Total SPL revenues	**$3.6**	**$4.4**
SPLNG TUA payments[3]	($0.4)	($0.4)
Plant O&M	($0.3)	($0.3)
Plant maintenance capex[4]	($0.2)	($0.2)
Pipeline costs (primary plant and upstream pipelines)	($0.2)	($0.2)
Total SPL operating expenses	**($1.1)**	**($1.2)**
SPL EBITDA	**$2.6**	**$3.3**
Less: Project-level interest expense[5]	($0.8)	($0.9)
SPL distributable cash flow to CQP	**$1.8**	**$2.3**

Note: EBITDA and distributable cash flow are non-GAAP measures. EBITDA is computed as earnings before interest, taxes, depreciation and amortization. We have not made any forecast of net income, which would be the most directly comparable financial measure under GAAP, and we are unable to reconcile differences between forecasts of these non-GAAP measures and net income. Non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis. Assumes future long term contracting of additional 1.5 MTPA at SPL Train 6 (total of 21.25 MTPA of long term SPAs at SPL Trains 1-6) at $3.50 per MMBtu.

(1) CMI SPA payment assumes 100% utilization at $3.00/MMBtu.
(2) Assumes $5.00/MMBtu natural gas price and that off-takers lift 100% of their full contractual entitlement. Amounts are net of estimated natural gas to be used for the liquefaction process.
(3) Includes payments related to reassignment of Total TUA SPLNG capacity and export fees paid to SPLNG.
(4) Majority of costs shown are fixed and covered under multi-year service and supply agreements with equipment and service providers.
(5) Assumes debt at SPL refinanced at 6.00% annual interest rate.

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CHENIERE

SPL Construction Schedules Trains 1 – 5  Stage 1 (Trains 1&2) overall project progress as of Dec 2015 is 97.4% complete vs. Target Plan of 99.2%:  Engineering, Procurement, Subcontracts and Construction are 100%, 100%, 87.1% and 96.2% complete against Target Plan of 99.9%, 100%, 93.1% and 99.6% respectively  Stage 2 (Trains 3&4) overall project progress as of Dec 2015 is 79.5% complete vs. Target Plan of 85.7%:  Engineering, Procurement, Subcontracts and Construction are 100%, 100%, 51.8% and 55.3% complete against Target Plan of 99.1%, 100%, 73.0% and 67.2% respectively  Stage 3 (Train 5) overall project progress:  NTP on Train 5 issued to Bechtel on June 30th  Soil stabilization civil works are in progress and the current plan estimates Train 5 operational in 52 months from NTP 30 BG DFCD GN DFCD KOGAS DFCD GAIL DFCD April/May 2016 April 2017 Jun 2017 Mar 2018 June 2016 Sept 2017 Dec 2019 Oct 2019 Early Engineering TOTAL & CENTRICA DFCD Note: Based on Guaranteed Substantial Completion Dates per EPC contract.

Sabine Pass Liquefaction SPAs

~20 mtpa "take-or-pay" style commercial agreements
~$2.9B annual fixed fee revenue for 20 years

	BG Gulf Coast LNG	Gas Natural Fenosa	Korea Gas Corporation	GAIL (India) Limited	Total Gas & Power N.A.	Centrica plc
Annual Contract Quantity (MMbtu)	286,500,000 (1)	182,500,000	182,500,000	182,500,000	104,750,000 (1)	91,250,000
Annual Fixed Fees (2)	~$723 MM (3)	~$454 MM	~$548 MM	~$548 MM	~$314 MM	~$274 MM
Fixed Fees $/MMBtu(2)	$2.25 - $3.00	$2.49	$3.00	$3.00	$3.00	$3.00
LNG Cost	115% of HH	115% of HH	115% of HH	115% of HH	115% of HH	115% of HH
Term of Contract (4)	20 years	20 years	20 years	20 years	20 years	20 years
Guarantor	BG Energy Holdings Ltd.	Gas Natural SDG S.A	N/A	N/A	Total S.A.	N/A
Guarantor/Corporate Credit Rating (5)	A-/A2/A-	BBB/Baa2/BBB+	A+/Aa3/AA-	NR/Baa2/BBB-	AA-/Aa1/AA-	A-/Baa1/A-
Fee During Force Majeure	Up to 24 months	Up to 24 months	N/A	N/A	N/A	N/A
Contract Start	Train 1 + additional volumes with Trains 2,3,4	Train 2	Train 3	Train 4	Train 5	Train 5

(1) BG has agreed to purchase 182,500,000 MMBtu, 36,500,000 MMBtu, 34,000,000 MMBtu and 33,500,000 MMBtu of LNG volumes annually upon the commencement of operations of Trains 1, 2, 3 and 4, respectively. Total has agreed to purchase 91,250,000 MMBtu of LNG volumes annually plus 13,400,000 MMBtu of seasonal LNG volumes upon the commencement of Train 5 operations.
(2) A portion of the fee is subject to inflation, approximately 15% for BG Group, 13.6% for Gas Natural Fenosa, 15% for KOGAS and GAIL (India) Ltd and 11.5% for Total and Centrica.
(3) Following commercial in service date of Train 4. BG will provide annual fixed fees of approximately $520 million during Trains 1-2 operations and an additional $203 million once Trains 3-4 are operational.
(4) SPAs have a 20 year term with the right to extend up to an additional 10 years. Gas Natural Fenosa has an extension right up to an additional 12 years in certain circumstances.
(5) Ratings are provided by S&P/Moody's/Fitch and subject to change, suspension or withdrawal at anytime and are not a recommendation to buy, hold or sell any security.

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CHENIERE

Corpus Christi LNG Terminal


Initiated Development Trains 4-5
Train 3
Under Construction Trains 1-2
Artist's rendition

Design production capacity is expected to be ~4.5 mtpa per train, using ConocoPhillips' Optimized Cascade® Process

Proposed 5 Train Facility

- >1,000 acres owned and/or controlled
- 2 berths, 4 LNG storage tanks (~13.5 Bcfe of storage)

Key Project Attributes

- 45 ft. ship channel 14 miles from coast
- Protected berth
- Premier Site Conditions
- 23-mile 48" and 42" parallel pipelines will connect to several interstate and intrastate pipelines

Liquefaction Trains 1-2: Under Construction

- Lump Sum Turnkey EPC contracts w/ Bechtel
- T1 & T2 EPC contract price ~$7.5B
- Construction commenced May 2015
- Operations estimated 2018

Liquefaction Train 3: Partially Contracted

- 0.8 mtpa contracted to date
- Targeting additional 2.1 mtpa
- FID upon obtaining commercial contracts and financing

Liquefaction Trains 4-5: Initiated Development

- Permit process started June 2015

Commenced Construction on Trains 1-2 in May 2015

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CCL Estimated Cash Flows

Trains 1-2 and Trains 1-3

CCL estimated cash flows

($ in billions)	CCL Trains 1-2	CCL Trains 1-3
Long term SPAs	$1.4	$1.9
CMI SPA payment[1]	$0.2	$0.5
Commodity payments, net[2]	$0.1	$0.1
Total CCL revenues	**$1.7**	**$2.5**
Plant O&M	($0.2)	($0.2)
Plant maintenance capex[3]	($0.1)	($0.1)
Pipeline costs (primary plant and upstream pipelines)	($0.1)	($0.2)
Total CCL operating expenses	**($0.4)**	**($0.5)**
CCL EBITDA	**$1.3**	**$2.0**
Less: Project-level interest expense[4]	($0.5)	($0.7)
CCL distributable cash flow to CEI	**$0.8**	**$1.3**

Note: EBITDA and distributable cash flow are non-GAAP measures. EBITDA is computed as earnings before interest, taxes, depreciation and amortization. We have not made any forecast of net income, which would be the most directly comparable financial measure under GAAP, and we are unable to reconcile differences between forecasts of these non-GAAP measures and net income. Non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis.

Assumes future long term contracting of additional ~2.1 MTPA at CCL Train 3 (total of 10.5 MTPA of long term SPAs at CCL Trains 1-3) at $3.50 per MMBtu.

(1) CMI SPA payment assumes 100% utilization at $3.00/MMBtu.
(2) Assumes $5.00/MMBtu natural gas price and that off-takers lift 100% of their full contractual entitlement. Amounts are net of estimated natural gas to be used for the liquefaction process.
(3) Majority of costs shown related to service-based payments to be contracted over a multi-year term.
(4) Assumes debt at CCL refinanced at 6.00% annual interest rate.

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CHENIERE

Corpus Christi Liquefaction Project Schedule  Stage 1 (Trains 1&2) overall project progress as of December 2015:  Engineering, Procurement, and Construction has progressed to 93.6%, 41.9%, and 2.2% compared to a plan of 87.3%, 24.9%, and 3.7% respectively.  NTP issued, construction commenced for Trains 1-2 in May 2015 34 Note: Based on Guaranteed Substantial Completion Dates per EPC contract. Train 1 DFCD Oct 2019 Feb 2019 July 2020 June 2019 Train 2 DFCD

Corpus Christi Liquefaction SPAs

SPA progress: ~8.42 mtpa "take-or-pay" style commercial agreements
~$1.5B annual fixed fee revenue for 20 years

	PERTAMINA PT Pertamina (Persero)	endesa Endesa S.A.	IBERDROLA Iberdrola S.A.	gasNatural fenosa Gas Natural Fenosa	woodside Woodside Energy Trading	eDF Électricité de France	edp EDP Energias de Portugal S.A.
Annual Contract Quantity (TBtu)	79.36	117.32	39.68	78.20	44.12	40.00	40.00
Annual Fixed Fees (1)	~$278 MM	~$411 MM	~$139 MM	~$274 MM	~$154 MM	~$140 MM	~$140 MM
Fixed Fees $/MMBtu (1)	$3.50	$3.50	$3.50	$3.50	$3.50	$3.50	$3.50
LNG Cost	115% of HH	115% of HH	115% of HH	115% of HH	115% of HH	115% of HH	115% of HH
Term of Contract (2)	20 years	20 years	20 years	20 years	20 years	20 years	20 years
Guarantor	N/A	N/A	N/A	Gas Natural SDG, S.A.	Woodside Petroleum, LTD	N/A	N/A
Guarantor/Corporate Credit Rating (3)	BB+/Baa3/BBB-	BBB/Baa2/BBB+	BBB/Baa1/BBB+	BBB/Baa2/BBB+	BBB+/Baa1/BBB+	A+/A1/A	BB+/Baa3/BBB-
Contract Start	Train 1 / Train2	Train 1	Train 1 / Train 2	Train 2	Train 2	Train 2	Train 3

(1) 12.75% of the fee is subject to inflation for Pertamina; 11.5% for Woodside; 14% for all others
(2) SPA has a 20 year term with the right to extend up to an additional 10 years.
(3) Ratings are provided by S&P/Moody's/Fitch and subject to change, suspension or withdrawal at anytime and are not a recommendation to buy, hold or sell any security.

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FERC Applications for Liquefaction Projects

LNG Export Projects	Quantity Bcf/d	FERC Pre-filing Date	FERC Application Date	FERC Scheduling Notice Issued	EIS / EA	Scheduled Date for EIS or EA	FERC Approval	DOE Non FTA Final	Under Construction
Sabine Pass Liquefaction T1-4	2.8	7/26/10	1/31/11	12/16/11	EA		4/16/12	8/7/12	✓
Cameron LNG T1-3	1.7	4/30/12	12/10/12	11/21/13	EIS	4/30/14	6/19/14	9/10/14	✓
Freeport LNG	1.4 0.4	12/23/10	8/31/12	1/6/14	EIS	6/16/14	7/30/14	11/14/14	✓
Dominion Cove Point LNG	1.0	6/1/12	4/1/13	3/12/14	EA	5/15/14	9/29/14	5/7/15	✓
Corpus Christi Liquefaction T1-3	2.1	12/13/11	8/31/12	2/12/14	EIS	10/8/14	12/30/14	5/12/15	T1-2: ✓
Sabine Pass Liquefaction T5-6	1.38	2/27/13	9/30/13	11/03/14	EA	12/12/14	4/6/15	6/26/15	T5: ✓
Jordan Cove Energy	1.2/0.8	2/29/12	5/22/13	7/16/14	EIS	9/30/15			
Oregon LNG	1.25	7/3/12	6/7/13	4/17/15	EIS	2/12/16			
Lake Charles LNG	2.0	3/30/12	3/25/14	1/26/15	EIS	8/14/15	12/17/15		
Magnolia	1.08	3/20/13	4/30/14	4/30/15	EIS	11/16/15			
Southern LNG	0.5	12/5/12	3/10/14		EA				
Golden Pass	2.6	5/16/13	7/7/14	6/26/15	EA	3/4/16			
Gulf LNG	1.3	12/6/12	6/19/15		EIS				
Cameron LNG Expansion T4-5	1.4	2/24/15	9/28/15		EIS				

- 6 projects have received FERC approval and final DOE approval for Non FTA

Source: Office of Fossil Energy, U.S. Department of Energy; U.S. Federal Energy Regulatory Commission; Company releases

Note: National Environmental Policy Act (NEPA) empowers FERC as the lead Federal agency to prepare an Environmental Impact Statement in cooperation with other state and federal agencies

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U.S. LNG Export Projects



Oregon LNG
Jordan Cove
Dominion Cove Point
Lake Charles
Golden Pass
Freeport LNG
Gulf LNG
Southern LNG
Magnolia
Corpus Christi
Cameron LNG
Sabine Pass
Under Construction
Filed FERC Application

Company	Quantity (Bcf/d)	DOE	FERC	Contracts
Cheniere Sabine Pass T1 – T4	2.2	Fully permitted		Fully Subscribed
Freeport	1.8	Fully permitted		Fully Subscribed
Lake Charles	2.0	FTA	✓	Fully Subscribed
Dominion Cove Point	1.0	Fully permitted		Fully Subscribed
Cameron LNG T1-3	1.7	Fully permitted		Fully Subscribed
Jordan Cove	1.2/0.8	FTA	✓	
Oregon LNG	1.25	FTA	✓	
Cheniere Corpus Christi T1 – T3	2.1	Fully permitted		Partially Subscribed
Cheniere Sabine Pass T5 – T6	1.3	Fully permitted		T5 Subscribed
Southern LNG	0.5	FTA	❖	Fully Subscribed
Magnolia LNG	0.5	FTA	✓	Partially Subscribed
Golden Pass LNG	2.0	FTA	✓	Fully Subscribed
Gulf LNG	1.3	FTA	❖	
Cameron LNG T4-5	1.4	FTA	❖	

Plus other proposed LNG export projects that have not filed a FERC application. Excelerate has requested that FERC put on hold the review its application.

Application filing = v FERC scheduling notice issued = ✓

Source: Office of Oil and Gas Global Security and Supply, Office of Fossil Energy, U.S. Department of Energy; U.S. Federal Energy Regulatory Commission; Company releases

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CHENIERE ENERGY, INC. INVESTOR RELATIONS CONTACTS Randy Bhatia Director, Finance and Investor Relations – (713) 375-5479, randy.bhatia@cheniere.com Katy Cox Senior Analyst, Investor Relations – (713) 375-5079, katy.cox@cheniere.com